UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 12, 2011

General Cable Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Tesseneer Drive, Highland Heights, Kentucky	41076-9753
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(859) 572-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07       Submission of Matters to a Vote of Security Holders

(a) On May 12, 2011, the Company held its 2011 Annual Meeting of Stockholders.

(b) The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the SEC on March 30, 2011.  The results of the stockholder vote are as follows:

Proposal 1 — Election of a Director

The stockholders elected each of the following nominees to serve as a director to hold office until the 2012 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Gregory B. Kenny	35,006,147	2,759,164	328,426	6,035,859
Charles G. McClure, Jr.	37,237,820	527,491	328,426	6,035,859
Patrick M. Prevost	37,330,292	435,019	328,426	6,035,859
Robert L. Smialek	35,400,421	2,364,890	328,426	6,035,859
John E. Welsh, III	35,419,304	2,346,007	328,426	6,035,859

Proposal 2 — Ratification of Deloitte & Touche LLP, an Independent Registered Public Accounting Firm, to Audit General Cable’s 2011 Consolidated Financial Statements and Internal Controls Over Financial Reporting

The stockholders ratified the appointment of Deloitte & Touche LLP to audit the Company’s 2011 consolidated financial statements and internal controls over financial reporting.

For	Against	Abstain
41,630,557	2,160,575	10,038

Proposal 3 — Advisory Vote on Executive Compensation

The stockholders approved a resolution approving, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis section and the Summary Compensation Table contained in the Company’s Proxy Statement.

For	Against	Abstain	Broker Non-Votes
34,904,521	2,825,779	35,011	6,035,859

Proposal 4 – Advisory Vote on Frequency of Advisory Vote on Executive Compensation

The stockholders voted to approve, on a nonbinding, advisory basis, holding an annual nonbinding, advisory vote on the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
34,247,217	291,132	3,133,034	93,928	6,035,859

(d) The stockholders voted to approve, on a nonbinding, advisory basis, holding an annual nonbinding, advisory vote on the compensation of the Company’s named executive officers. In recognition of our stockholders advisory vote in favor of an annual vote, the Board of Directors has determined that a nonbinding, advisory vote on the compensation of the Company’s named executive officers will occur on an annual basis until the next required advisory vote on the frequency of stockholder votes on the compensation of executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

Date:	May 16, 2011	By:	/s/ Robert J. Siverd
		Name:	Robert J. Siverd
		Title:	Executive Vice President, General Counsel
and Secretary